UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 2, 2006
CT COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

NORTH CAROLINA	0-19179	56-1837282
(State or other	(Commission	(IRS Employer
Jurisdiction	File Number)	Identification No.)
of incorporation)

1000 PROGRESS PLACE NE
P.O. BOX 227
CONCORD, NORTH CAROLINA	28026-0227
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 722-2500
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 8.01 Other Events.
On February 2, 2006, the Company announced the declaration of a quarterly cash dividend on its common stock of $0.10 per share to all shareholders of record as of the close of business on March 1, 2006. The quarterly dividend is payable on March 15, 2006. Also, on February 2, 2006, the Company announced its full year and fourth quarter 2005 earnings release and conference call dates. The press release related to these announcements is furnished as Exhibit 99.1.
ITEM 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Ex. No.	Description
99.1	Press Release dated February 2, 2006, Announcing Quarterly Cash Dividend and Earnings Release and Conference Call Dates

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CT COMMUNICATIONS, INC. (Registrant)

Date: February 2, 2006	By:	/s/ Ronald A. Marino Ronald A. Marino Chief Accounting Officer